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                                                                   EXHIBIT 10.90

                        [LETTERHEAD OF STEPHEN DANIELS]


                           Monday, November 17, 1997



Ira C. Norris
President
INCO Homes Corporation
1282 W. Arrow Hwy.
Upland, CA 91786

Re:  Lease Extension
     INCO Homes Corporation
     1282 W. Arrow Hwy., Suite 101 & 200
     Upland, CA 91786
     Approximately 6,787 sq. ft.

Dear Ira,

  This letter will act as an Amendment to the Lease Agreement dated October 1, 1995 by and between G&N INVESTMENTS, A California Limited Partnership (the "Landlord") and INCO HOMES CORPORATION, A Delaware Corporation ("Tenant"). All the terms and conditions of this Lease Agreement will remain the same except for the following modification:

TERM (Paragraph C.2.):                Lease term to be extended through
                                      November 30, 2002.

  This lease extension is contingent upon Black Sable Properties, L.L.C. successfully closing escrow number 08066-SC being held by Rancho Hills Escrow for the purchase of 1282 W. Arrow Hwy., Upland, CA. Thank you for your cooperation. Please sign and return this Amendment with the fully executed escrow instructions.

                                      Sincerely,


                                      /s/ DAVID J. NEAULT
                                      ---------------------
                                      David J. Neault
                                      Senior Vice President

LANDLORD:                             TENANT:

G&N INVESTMENTS                       INCO HOMES CORPORATION
A California Limited Partnership      A Delaware Corporation


By: /s/ IRA C. NORRIS                 By: /s/ IRA C. NORRIS
   ------------------------------        ------------------------
   Ira C. Norris, General Partner        Ira C. Norris, President

Date:   12/1/97                       Date:   12/1/97

cc: John Wilson